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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware (Address of principal executive offices)	19801 (Zip Code)

Thomas E. Tabor
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-6184
(Name, address and telephone number of agent for service)

The Estée Lauder Companies Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2408943 (I. R. S. Employer Identification No.)
767 Fifth Avenue New York, New York (Address of principal executive offices)	10153 (Zip Code)

SENIOR NOTES

 FORM T-1

Item 1.           GENERAL INFORMATION.    Furnish the following information as to the Trustee.

      a)
      Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency
            Washington, D.C.

      b)
      Whether it is authorized to exercise corporate trust powers.

            Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None
Items 3-15
The Trustee is a Trustee under another Indenture under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indenture.
Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
	Exhibit 1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.
	Exhibit 2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.
	Exhibit 3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.
	Exhibit 4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.
	Exhibit 5.	Not applicable.
	Exhibit 6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.
	Exhibit 7.	Report of Condition of the Trustee as of December 31, 2007, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.
	Exhibit 8.	Not applicable.
	Exhibit 9.	Not applicable.

 SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 16th day of October, 2008.

U.S. BANK TRUST NATIONAL ASSOCIATION
By:	/s/ THOMAS E. TABOR
	Name:	Thomas E. Tabor
	Title:	Vice President

 Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 3/31/2008

($000's)

3/31/2008
Assets
Cash and Balances Due From Depository Institutions	$7,494,457
Securities	38,286,822
Federal Funds	5,371,110
Loans & Lease Financing Receivables	156,885,223
Fixed Assets	3,251,220
Intangible Assets	11,809,562
Other Assets	14,170,921

Total Assets	$237,269,315
Liabilities
Deposits	$143,100,823
Fed Funds	13,224,737
Treasury Demand Notes	0
Trading Liabilities	982,166
Other Borrowed Money	41,879,455
Acceptances	0
Subordinated Notes and Debentures	7,647,466
Other Liabilities	7,818,123

Total Liabilities	$214,652,770
Equity
Minority Interest in Subsidiaries	$1,530,190
Common and Preferred Stock	18,200
Surplus	12,057,586
Undivided Profits	9,010,569

Total Equity Capital	$22,616,545
Total Liabilities and Equity Capital	$237,269,315

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ THOMAS E. TABOR Vice President

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FORM T-1
  Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.
SIGNATURE
Exhibit 7 U.S. Bank National Association Statement of Financial Condition As of 3/31/2008 ($000's)